                                                                  EXHIBIT 10.63


                          AGREEMENT AND ACKNOWLEDGEMENT


                                October 19, 2005

         The undersigned hereby confirm and acknowledge the following payments and adjustments to the principal amounts outstanding under that certain Primary Note (the "Primary Note") and that certain Escrow Note (the "Escrow Note" and collectively with the Primary note, the "Notes"), each dated June 10, 2004, issued by NaviSite, Inc., Lexington Acquisition Corp., ClearBlue Technologies Management, Inc., Avasta, Inc., Conxion Corporation and Intrepid Acquisition Corp. (collectively, the "Maker") to Waythere, Inc. (formerly known as Surebridge, Inc.) and agree as follows:

1. December 31, 2004 -- $800,000 payment of principal under the Primary Note by the Maker to Waythere, Inc. as required by Section 5.22 of the Asset Purchase Agreement dated May 6, 2004 as amended (the "APA"), by and among NaviSite, Inc., Lexington Acquisition Corp. and Waythere, Inc. (formerly known as Surebridge, Inc.)(together with the predecessor, "Waythere"). Interest accrued on such amount up to and including the date of such payment.

2. August 1, 2005 -- $750,000 payment of principal by the Maker to Waythere, Inc. under the Primary Note in connection with the Maker's sale of certain MBS assets to Navint. Interest accrued on such amount up to and including the date of such payment.

3. August 25, 2005 -- $2,168,652 adjustment to principal of the Primary Note relating to certain working capital adjustments as detailed in the attached spreadsheet. These adjustments are deemed to have occurred on June 10, 2004 (the date of the original issuance of the Primary Note), and, as a result, no interest accrued on this amount. The amount of the $2,168,652 shortfall shall be deemed the working capital adjustment after taking the Closing Net Working Capital less the March Net Working Capital (each as defined in Section 1.6 of the APA), and no further adjustments to the working capital shall be made pursuant to the APA.

4. August 25, 2005 -- $937,062.50 adjustment to principal of the Escrow Note pursuant to Section 3 of the First Amendment to the Asset Purchase Agreement dated as of June 10, 2004 as relating to that certain Master Services and License Agreement with MRO Software ("MRO") dated June 27, 2002. The adjustment to the outstanding principal under the Escrow Note is deemed to have occurred on July 16, 2005, the date the Maker stopped performing service for MRO. Interest accrued on such amount up to and including July 16, 2005. Maker is attaching as Schedule A a representation that MRO terminated all services with Maker as of July 16, 2005 and further attaching a copy of the most recent amended contract with MRO.

5. Notwithstanding the working capital adjustment provided for in Section 3 above, the parties acknowledge that, under Section 1.3 of the APA, the Maker has assumed approximately $342,000 of accounts payable of Waythere that have not been paid as of the date hereof (the "Unpaid Liabilities"). Maker agrees to indemnify and directly incur and assume all costs, expenses and obligations necessary to satisfy the defense and/or indemnification of Waythere, provided that Maker may direct the defense by Waythere if Maker notifies Waythere that it chooses to do so within 3 business days of receipt of notice by Waythere to Maker that any claim against Waythere has been made with respect to any Unpaid Liabilities. The Maker shall have the right, with the consent of the Waythere, which consent shall not be unreasonably withheld or delayed, to settle all indemnifiable matters related to Claims which are susceptible to being settled provided its obligation to indemnify Waythere therefor is or will be fully satisfied. For purposes of the forgoing, the parties agree that it shall be reasonable grounds for Waythere to withhold consent if such settlement imposes any obligation of any nature whatsoever, or any potential obligation, including those that are absolute, contingent, accrued or otherwise, upon Waythere or its officers, directors, shareholders, predecessors or successors, or if such settlement infringes upon any right of any such parties.

6. Except as provided herein, all other terms of each of the Notes shall remain in full force and effect.

         The following parties hereby execute this Acknowledgement as of the date first written above.

WAYTHERE, INC.



By: /s/ Matthew Hills
    --------------------------------
Name: Matthew Hills
Title: Director

                                          NAVISITE, INC.



                                          By: /s/ John J. Gavin, Jr.
                                              ----------------------------------
                                              Name: John J. Gavin, Jr.
                                              Title: CFO


                                          CLEARBLUE TECHNOLOGIES
                                          MANAGEMENT, INC.



                                          By: /s/ John J. Gavin, Jr.
                                              ----------------------------------
                                              Name: John J. Gavin, Jr.
                                              Title: CFO


                                          AVASTA, INC.



                                          By: /s/ John J. Gavin, Jr.
                                              ----------------------------------
                                              Name: John J. Gavin, Jr.
                                              Title: CFO


                                          CONXION CORPORATION



                                          By: /s/ John J. Gavin, Jr.
                                              ----------------------------------
                                              Name: John J. Gavin, Jr.
                                              Title: CFO


                                          INTREPID ACQUISITION CORP.



                                          By: /s/ John J. Gavin, Jr.
                                              ----------------------------------
                                              Name: John J. Gavin, Jr.
                                              Title: CFO


                                          LEXINGTON ACQUISITION CORP.



                                          By: /s/ John J. Gavin, Jr.
                                              ----------------------------------
                                              Name: John J. Gavin, Jr.
                                              Title: CFO

                                   Schedule A

      The undersigned hereby represent and warrant to Waythere, Inc., as of this __ day of October, 2005, that, as of July 16, 2005, MRO Software, Inc. ("MRO") terminated all services that were previously provided by the undersigned. Attached hereto is a true and correct copy of the most recent agreement between any of the undersigned and MRO.

      The following parties hereby execute this document as of the date first written above.

                                         NAVISITE, INC.


                                         By:    /s/ John J. Gavin, Jr.
                                             -----------------------------------
                                             Name:  John J. Gavin, Jr.
                                             Title: Chief Financial Officer


                                         CLEARBLUE TECHNOLOGIES
                                         MANAGEMENT, INC.


                                         By:    /s/ John J. Gavin, Jr.
                                             -----------------------------------
                                             Name:  John J. Gavin, Jr.
                                             Title: Chief Financial Officer


                                         AVASTA, INC.


                                         By:    /s/ John J. Gavin, Jr.
                                             -----------------------------------
                                             Name:  John J. Gavin, Jr.
                                             Title: Chief Financial Officer


                                         CONXION CORPORATION


                                         By:    /s/ John J. Gavin, Jr.
                                             -----------------------------------
                                             Name:  John J. Gavin, Jr.
                                             Title: Chief Financial Officer


                                         INTREPID ACQUISITION CORP.


                                         By:    /s/ John J. Gavin, Jr.
                                             -----------------------------------
                                             Name:  John J. Gavin, Jr.
                                             Title: Chief Financial Officer


                                         LEXINGTON ACQUISITION CORP.


                                         By:    /s/ John J. Gavin, Jr.
                                             -----------------------------------
                                             Name:  John J. Gavin, Jr.
                                             Title: Chief Financial Officer